UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 6, 2008

SyntheMed, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-20580	14-1745197
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

200 Middlesex Essex Turnpike, Suite 210, Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    732-404-1117

________________________________________________________
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.

On January 7, 2008, our CEO delivered a presentation at the OneMedPlace Emerging Healthcare Technologies Finance Forum.  To ensure public accessibility, a PowerPoint file of the presentation was promptly posted to our company’s website.  No public announcement of the conference or website posting was issued.  The presentation included, among other things, anticipated dates for actions by the US Food and Drug Administration with respect to REPEL-CV®.  Specifically, we had anticipated approval of the pediatric indication in Q1 2008 and approval of the adult indication in Q3 2009.   Based upon subsequent communication with the FDA, we no longer believe that the previously anticipated approval dates will be met. We removed the PowerPoint presentation from our website promptly following such determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SyntheMed, Inc.

Date February 6, 2008	By:	/s/ Robert P. Hickey
Robert P. Hickey
President, CEO and CFO